UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 30, 2009

ChinaNet Online Holdings, Inc.
(Exact Name of Registrant as Specified in Charter)

Nevada	333-138111	20-4672080
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

No.3 Min Zhuang Road, Building 6,
Yu Quan Hui Gu Tuspark, Haidian District, Beijing, PRC 100195

(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: +86-10-51600828

 (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.    Changes in Registrant’s Certifying Accountants

On August 11, 2009, ChinaNet Online Holdings, Inc. (f/k/a Emazing Interactive, Inc.) (the “Company”) dismissed its principal independent accountant, The Hall Group, CPAs (“Hall”) from its engagement with the Company, which dismissal was effective immediately.  The decision to dismiss Hall as the Company’s principal independent accountant was approved by the Board of Directors of the Company on August 11, 2009.

There were no disagreements between the Company and Hall on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, from the time of Hall’s engagement up to the date of dismissal which disagreements that, if not resolved to Hall’s satisfaction, would have caused Hall to make reference to the subject matter of the disagreement in connection with its report issued in connection with the audit of the Company’s financial statements.  None of the reportable events described under Item 304(a)(1)(v)(A)-(D) of Regulation S-K occurred within the two fiscal years of the Company ended December 31, 2007 and 2008 and subsequently up to the date of dismissal.  The audit report of Hall on the financial statements of the Company as of December 31, 2008 did not contain any adverse opinion or disclaimer of opinion, and such audit report was not qualified or modified as to uncertainty, audit scope or accounting principles, except for Hall’s explanatory paragraph regarding the Company’s ability to continue as a going concern.  A letter from Hall addressed to the Securities and Exchange Commission stating that it concurs with the statements made by the Company with respect to Hall in this Current Report on Form 8-K. A copy of such letter is furnished hereto with the filing of this Current Report on Form 8-K.

On July 30, 2009, the Company engaged Bernstein & Pinchuk LLP (“BP”) to serve as its independent auditor.  The decision to engage BP as the Company’s principal independent accountant was approved by the Board of Directors of the Company on July 30, 2009.  During the two fiscal years of the Company ended December 31, 2007 and 2008, and through the date of BP’s engagement, the Company did not consult BP regarding either: (i) the application of accounting principles to a specified transaction (either completed or proposed), or the type of audit opinion that might be rendered on the Company’s financial statements; or (ii) any matter that was either the subject of a “disagreement” or “reportable event” within the meaning set forth in Regulation S-K, Item 304 (a)(1)(iv) or (a)(1)(v).

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits:

No.	Description
16.1	Letter from The Hall Group, CPAs, dated August 13, 2009

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 14, 2009	ChinaNet Online Holdings, Inc.

	By:	/s/ Cheng Handong
Name: Cheng Handong
Title: Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
16.1	Letter from The Hall Group, CPAs, dated August 13, 2009